                                                                   Exhibit 10.25

                             STOCK OPTION AGREEMENT
                             ----------------------


                  This Stock Option Agreement (this "Agreement"), dated as of ___________, 2001 (the "Grant Date"), is made by and between TRAVELCENTERS OF AMERICA, INC. (the "Company"), a Delaware corporation, and the employee of the Company or its subsidiaries whose name appears on the signature page hereof, hereinafter referred to as the "Optionee."

                  WHEREAS, the Company wishes, pursuant to the TravelCenters of America, Inc. 2001 Stock Option Plan (the "Plan") (a copy of which is attached hereto and the terms of which are hereby incorporated by reference), to grant to Optionee an Option to purchase the number of shares of Common Stock set forth on
SCHEDULE 1 in accordance with the terms of this Agreement; and

                  WHEREAS, the Board of Directors of the Company has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

                  Whenever capitalized terms are used in this Agreement as defined terms, they shall have the meaning set forth in the Plan or the meaning specified below unless the context clearly indicates the contrary.

         SECTION 1.1. CAUSE. "Cause" used in connection with the Termination of Employment of the Optionee shall mean either (a) the definition of "Cause" as set forth in any employment agreement executed between the Optionee and the Company or any of its affiliates, or (b) if no such agreement or definition therein exists, a Termination of Employment of the Optionee due to (i) willful malfeasance or willful or gross misconduct by Optionee in connection with his employment, (ii) continuing refusal by Optionee to perform his duties, after a demand in writing to perform such duties or direction was given to Optionee,
(iii) any breach by the Optionee of a confidentiality or noncompete covenant made in favor of the Company or an affiliate or any breach by the Optionee of an employment agreement between the Company or an affiliate and the Optionee, (iv) the commission by Optionee of any felony or a misdemeanor involving moral turpitude or (v) (A) a violation by Optionee of any written policy of the Company relating to substance abuse, discrimination or harassment, or (B) a continuing violation by Optionee of any of the Company's other written policies after a demand in writing to cease such conduct or violation was given to Optionee.

         SECTION 1.2. CHANGE IN STATUS. "Change in Status" shall mean a reduction in the Optionee's duties, responsibilities or authority, or other change in the Optionee's position with the Company or its affiliates, after the Grant Date that is determined by the Board, in its absolute discretion, to be a demotion.

         SECTION 1.3. CHANGE OF CONTROL. "Change of Control" shall mean the date that:

         (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Oak Hill, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, which shall in any event include having the power to vote (or cause to be voted at Oak Hill's direction) pursuant to contract, irrevocable proxy or otherwise), except that such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, directly or indirectly, of more than 35% of the total voting power of the Company, and

         (b) Oak Hill "beneficially owns" (as defined in clause (a) above), directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the Company than such other person, and

         (c) Oak Hill does not have the right or ability by voting power, contract or otherwise, to elect or designate for election a majority of the Board; or

         (d) all or substantially all of the Company's assets are sold to any person other than Oak Hill.

         For purposes of the foregoing, Oak Hill shall be deemed to beneficially own voting power of a corporation held by any other corporation (the "parent corporation") so long as Oak Hill beneficially owns (as so defined), directly or indirectly, in the aggregate, a majority of the voting power of the parent corporation. For purposes of this Section 1.2, Oak Hill shall be deemed to have voting power over each share of Common Stock owned by any Employee.

         SECTION 1.4. CLASS A PERFORMANCE OPTION. "Class A Performance Option" shall mean that portion of the Performance Option set forth on SCHEDULE 1 hereof.

         SECTION 1.5. CLASS B PERFORMANCE OPTION. "Class B Performance Option" shall mean that portion of the Performance Option set forth on SCHEDULE 1 hereof.

         SECTION 1.6. CLOSING DATE. "Closing Date" shall mean November 14, 2000.

         SECTION 1.7. DISABILITY. "Disability" of the Optionee shall mean either
(a) the definition of "disability" as set forth in any employment agreement executed between the Optionee and the Company or any of its affiliates, or (b) if no such agreement or definition therein exists, the physical or mental inability of the Optionee to perform, consistent with past practice, the essential functions of the Optionee's duties with reasonable accommodation to the extent required by the applicable requirements of the Americans with Disabilities Act, for at least twelve consecutive months. For purposes of Clause (b) above: (i) the existence of a Disability shall be determined initially by the Company; (ii) if there is a disagreement between the Optionee and the Company as to the existence of a Disability, such disagreement shall be resolved by the determination of two physicians, one selected by the Optionee and one selected by the Company; and (iii) if such physicians shall disagree, the decision shall be made by a third physician selected by the first two physicians.

         SECTION 1.8. EMPLOYEE. "Employee" shall mean any then current employee of the Company or any affiliate thereof.

         SECTION 1.9. GOOD REASON. "Good Reason" used in connection with the Termination of Employment of the Optionee shall mean either (a) the definition of "Good Reason" as set forth in any employment agreement executed between the Optionee and the Company or any of its affiliates, or (b) if no such agreement or definition therein exists, a Termination of Employment due to (i) a material reduction in the Optionee's base salary or bonus opportunity (based upon achievement of reasonable performance criteria), or a material reduction in benefits in the aggregate (excluding any broad-based reductions affecting management or employees, generally), or (ii) a substantial reduction in the Optionee's duties and responsibilities (other than non-substantive, titular changes).

         SECTION 1.10. MARKETABLE SECURITIES. "Marketable Securities" shall mean any securities registered on a national securities exchange on a Measurement Date received by Oak Hill in exchange for Oak Hill Shares.

         SECTION 1.11. MEASUREMENT DATE. A "Measurement Date" shall mean the earliest to occur of the following:

         (a) the date that at least 30 percent of the Oak Hill Shares are distributed to Oak Hill's limited partners or sold; or

         (b) the date as set forth below if an initial Public Offering shall occur:

                  (i) prior to July 1, 2002, the third anniversary of such initial Public Offering;

                  (ii) between July 1, 2002 and December 31, 2004, the date of June 30, 2005; and

                  (iii) on or after December 31, 2004, the date that is six months after the initial Public Offering; or

         (c) the date that is 5 years from the Closing Date.

         On any Measurement Date, valuation shall have been made in accordance with the terms of the attached SCHEDULE 2.

         SECTION 1.12. OAK HILL. "Oak Hill" shall mean Oak Hill Capital Partners, L.P., any investor therein or any affiliate thereof.

         SECTION 1.13. OAK HILL RETURN. "Oak Hill Return" shall mean the annual average internal rate of return realized by Oak Hill on the Oak Hill Shares (on a fully diluted basis, taking into account all outstanding shares of Common Stock, including, without limitation, the shares underlying any Performance Option), based on Oak Hill's receipt of cash proceeds (or freely transferrable Marketable Securities), calculated as of a Measurement Date (excluding the payment of any management or advisory fees paid to Oak Hill in respect thereof). An example of the calculation of the Oak Hill Return is set forth on SCHEDULE 3 hereof.

         SECTION 1.14. OAK HILL SHARES. "Oak Hill Shares" shall mean any shares of Common Stock held by Oak Hill prior to the occurrence of a Measurement Date.

         SECTION 1.15. OPTION. "Option" shall mean the Time Option and Performance Option described in Section 3.1 hereof.

         SECTION 1.16. OPTION SHARES. "Option Shares" shall mean the shares of Common Stock subject to an unexercised Option.

         SECTION 1.17. OPTION STOCK. "Option Stock" shall mean the shares of Common Stock received upon the exercise of the Option.

         SECTION 1.18. PERFORMANCE OPTION. The "Performance Option" shall mean the Option described in Section 3.1 hereof.

         SECTION 1.19. PUBLIC OFFERING. "Public Offering" shall mean the sale of Securities to the public after the Closing Date (a) pursuant to an effective registration statement filed under the Securities Act (excluding any registration of Securities on a Form S-4 or Form S-8) and (b) which results in an active trading market in such Securities (it being understood that such an active trading market shall be deemed to exist if, among other things, such Securities are listed on a national securities exchange or on NASDAQ).

         SECTION 1.20. SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as the same may be amended from time to time.

         SECTION 1.21. STOCKHOLDERS' AGREEMENTS. "Stockholders' Agreements" shall mean any stockholder agreements to which any holder of Common Stock is a party, including, but not limited to, all voting agreements, stock transfer rights agreements and registration rights agreements.

         SECTION 1.22. SCHEDULED RETIREMENT. ["Scheduled Retirement" shall mean a Termination of Employment which shall occur on a date selected by the Optionee, upon [(MANAGEMENT): twelve] [(SENIOR MANAGEMENT): twenty-four] months' advance written notice from the Optionee to the Company, which Retirement Date shall not be earlier than five years from the Closing Date; provided, that as of such Retirement Date, the Optionee must be at least fifty-five years of age and must have at least ten years of service with the

Company as a management shareholder. ] [(EDWIN P. KUHN): "Scheduled Retirement" shall mean a Termination of Employment which shall occur on a date selected by the Optionee, upon at least six months' advance written notice from the Optionee, which Retirement Date shall in no event be earlier than December 31, 2002.]

         SECTION 1.23. TIME OPTION. "Time Option" shall mean the Option described in Section 3.1 hereof.

                                   ARTICLE II

                                 GRANT OF OPTION
                                 ---------------

         SECTION 2.1. GRANT OF OPTION. For good and valuable consideration, receipt of which is hereby acknowledged, on and as of the date hereof, the Company irrevocably grants to the Optionee the Time Option and Performance Option to purchase any part or all of an aggregate of the number of shares set forth on Schedule 1 hereof of its Common Stock upon the terms and conditions set forth in this Agreement.

         SECTION 2.2. OPTION PRICE. The initial Option Price per share of Common Stock subject to the Option on the Grant Date and for the term of the Option is set forth on SCHEDULE 1.

         SECTION 2.3. ADJUSTMENTS TO OPTION. Subject to Section 4.5 of the Plan, in the event that the outstanding shares of the Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company, or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate adjustment in the number and kind of shares as to which the Option, or portions thereof then exercised, shall be exercisable. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of shares, quantities or prices) and with any necessary corresponding adjustment in the Option Price. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

                                  ARTICLE III

                            EXERCISABILITY OF OPTION
                            ------------------------

         SECTION 3.1. EXERCISABILITY.

         (a) TIME OPTION. Unless otherwise provided in the Plan or this Agreement, the Time Option shall become exercisable as follows:


                  ----------------------------------------------------------------------------------
                                                     TIME OPTION
                  ----------------------------------------------------------------------------------
                    ANNIVERSARY OF       PERCENTAGE OF OPTION SHARES SUBJECT TO TIME OPTION AS TO
                     [GRANT DATE]                    WHICH TIME OPTION IS EXERCISABLE
                   [JANUARY 1, 2001]
                  -------------------- -------------------------------------------------------------
                          1st                                      20%
                  -------------------- -------------------------------------------------------------
                          2nd                                      40%
                  -------------------- -------------------------------------------------------------
                          3rd                                      60%
                  -------------------- -------------------------------------------------------------
                          4th                                      80%
                  -------------------- -------------------------------------------------------------
                          5th                                      100%
                  -------------------- -------------------------------------------------------------

CHANGE OF CONTROL; CHANGE IN STATUS. Notwithstanding the foregoing, (A) upon a Change of Control, the unexercisable portion of the Time Option shall become fully exercisable, and (B) upon a Change in Status, the unexercisable portion of the Time Option shall be immediately forfeited.

         (b) PERFORMANCE OPTION. Unless otherwise provided in the Plan or this Agreement, the Performance Option shall become exercisable if Oak Hill achieves specified Oak Hill Returns on specified Measurement Dates, as set forth below:

                  (i) CLASS A PERFORMANCE OPTION. All of the Option Shares subject to the Class A Performance Option shall become exercisable if Oak Hill achieves an Oak Hill Return of 22 1/2 percent or more on a Measurement Date.

                  (ii) CLASS B PERFORMANCE OPTION. The Option Shares subject to the Class B Performance Option shall become exercisable in a linear progression if Oak Hill achieves an Oak Hill Return of between 22 1/2 percent and 30 percent on a Measurement Date, determined as follows:

                  (A) if the Oak Hill Return is in excess of 22 1/2 percent but less than 30 percent, by multiplying the number of Option Shares subject to the Class B Performance Option by a fraction, the numerator of which is the amount of the Oak Hill Return (expressed as a percentage) minus 22 1/2 percent and the denominator of which is 7 1/2 percent; and

                  (B) if the Oak Hill Return is at least 30 percent, then all of the Option Shares subject to the Class B Performance Option shall become exercisable.

                  (iii) PRO RATA EXERCISABILITY. Notwithstanding the foregoing Clauses (i) and (ii), in the event the Measurement Date is a sale or distribution of at least 30 percent of the Oak Hill Shares pursuant to
         Section 1.11(a) of this Agreement, and if less than 100 percent of the Oak Hill Shares are so sold or distributed, then only that percentage of the Option Shares subject to each of the Class A and Class B Performance Options equal to the percentage of the Oak Hill Shares to be so sold or distributed will be eligible to become exercisable on that Measurement Date, and those Option Shares subject to Class A and Class B Performance Options that do not become exercisable on that Measurement Date will remain eligible to become exercisable at the time of a subsequent Measurement Date. Upon such subsequent Measurement Date the Oak Hill Return calculation will be cumulative and include any amounts received by Oak Hill in prior sales.

                  (iv) CHANGE IN STATUS. Notwithstanding the foregoing Clauses
         (i), (ii) or (iii), upon a Change in Status, the Option Shares subject to the Performance Options shall be immediately forfeited, except that one-fifth of the Option Shares subject to each of the Class A and Class B Performance Options for each full year that has elapsed since [THE GRANT DATE] [JANUARY 1, 2001], shall not be forfeited, and in no event shall such forfeiture apply to the extent it would cause the forfeiture of any Option Shares that have become exercisable pursuant to Clauses
         (i), (ii) or (iii) above.

         (c) EFFECT OF TERMINATION OF EMPLOYMENT. Except as provided below, no Option shall become exercisable as to any additional Option Shares, and the unexercisable portion of the Option shall be forfeited, upon an Optionee's Termination of Employment.

                  (i) DEATH, DISABILITY OR SCHEDULED RETIREMENT. Upon an Optionee's Termination of Employment due to death, Disability or Scheduled Retirement, the Option shall become exercisable to the extent specified below.

                  (A) TIME OPTION. The Time Option shall become exercisable to the extent indicated on the chart below (unless already exercisable to a greater extent pursuant to
                           Section 3.1 of this Agreement):


                  --------------------------------------------------------------------------------
                                                    TIME OPTION
                  -------------------- -----------------------------------------------------------
                     FULL YEARS OF      PERCENTAGE OF OPTION SHARES SUBJECT TO TIME OPTION AS TO
                      EMPLOYMENT        WHICH TIME OPTION IS DEEMED EXERCISABLE UPON TERMINATION
                   FOLLOWING [GRANT     OF EMPLOYMENT IN CASES OF DEATH, DISABILITY OR SCHEDULED
                   DATE] [JANUARY 1,                           RETIREMENT
                         2001]
                  -------------------- -----------------------------------------------------------
                           0                                      50%
                  -------------------- -----------------------------------------------------------
                           1                                      60%
                  -------------------- -----------------------------------------------------------
                           2                                      70%
                  -------------------- -----------------------------------------------------------
                           3                                      80%
                  -------------------- -----------------------------------------------------------
                           4                                      90%
                  -------------------- -----------------------------------------------------------
                           5                                      100%
                  -------------------- -----------------------------------------------------------

                        (B) PERFORMANCE OPTION. With respect to the unexercisable portion of the Performance Option as of such Termination of Employment, the Optionee shall be allowed to continue holding a percentage of the unexercisable Option Shares subject to each of the Class A and Class B Performance Options, as indicated on the chart set forth below. Such unexercisable portion of the Performance Option shall remain outstanding and eligible for exercisability on a subsequent Measurement Date, subject to Section 3.2 of this Agreement.


                  --------------------------------------------------------------------------------
                                                PERFORMANCE OPTION
                  -------------------- -----------------------------------------------------------
                     FULL YEARS OF     PERCENTAGE OF UNEXERCISABLE OPTION SHARES SUBJECT TO EACH
                      EMPLOYMENT        OF CLASS A AND CLASS B PERFORMANCE OPTIONS WHICH REMAIN
                  FOLLOWING [DATE OF        OUTSTANDING AND ELIGIBLE FOR EXERCISABILITY UPON
                  GRANT] [JANUARY 1,     TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR
                         2001]                            SCHEDULED RETIREMENT
                  -------------------- -----------------------------------------------------------
                           0                                      50%
                  -------------------- -----------------------------------------------------------
                           1                                      60%
                  -------------------- -----------------------------------------------------------
                           2                                      70%
                  -------------------- -----------------------------------------------------------
                           3                                      80%
                  -------------------- -----------------------------------------------------------
                           4                                      90%
                  -------------------- -----------------------------------------------------------
                           5                                      100%
                  -------------------- -----------------------------------------------------------

                  (ii) BY COMPANY WITHOUT CAUSE OR BY OPTIONEE WITH GOOD REASON. Upon a Termination of Employment by the Company without Cause or by the Optionee with Good Reason, with respect to the unexercisable portion of the Performance Option as of such Termination of Employment, a pro rata portion of the unexercisable Option Shares subject to each of the Class A and Class B Performance Options shall remain outstanding and eligible for exercisability on a subsequent Measurement Date, based upon the number of full three-month periods following [THE GRANT DATE] [JANUARY 1, 2001] during which the Optionee was employed by the Company, as a percentage of twenty three-month periods, subject to Section 3.2 of this Agreement.

         SECTION 3.2. EXPIRATION OF OPTION. The Option shall expire and may not be exercised to any extent by anyone on the earliest to occur of the following events:

         (a) the tenth anniversary of the Grant Date;

         (b) upon a Termination of Employment except, as follows:

                  (i) BY COMPANY WITHOUT CAUSE; BY OPTIONEE WITH GOOD REASON; OR DUE TO DEATH, DISABILITY OR SCHEDULED RETIREMENT.

                  (A) TIME OPTION. The portion of the Time Option that is exercisable at the time of a Termination of Employment by the Company without Cause, by the Optionee with Good Reason, or due to death, Disability or Scheduled Retirement shall remain exercisable for 60 days following such Termination of Employment.

                  (B) PERFORMANCE OPTION. The portion of the Performance Option that is exercisable at the time of a Termination of Employment by the Company without Cause, by the Optionee with Good Reason, or due to death, Disability or Scheduled Retirement shall remain exercisable for 60 days following such Termination of Employment; provided that with respect to any portion of the Performance Option that becomes exercisable following such Termination of Employment pursuant to Section 3.1(c), such exercisable portion of the Performance Option instead shall remain exercisable for 60 days following the relevant Measurement Date, if applicable.

                  (ii) BY COMPANY FOR CAUSE. All exercisable and unexercisable portions of the Option held by the Optionee on the date of Termination of Employment by the Company for Cause will immediately expire and be forfeited on such date.

                  (iii) BY OPTIONEE WITHOUT GOOD REASON. The portions of the Time Option and Performance Option that are exercisable at the time of a Termination of Employment by the Optionee without Good Reason shall remain exercisable for 10 days following such Termination of Employment.

         (c) if the Committee so determines pursuant to Section 4.6 of the Plan, upon the occurrence of any event described in that Section.

                                   ARTICLE IV

                               EXERCISE OF OPTION
                               ------------------

         SECTION 4.1. PERSONS ELIGIBLE TO EXERCISE. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee's personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

         SECTION 4.2. PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares only.

         SECTION 4.3. MANNER OF EXERCISE. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable:

         (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee; and

         (b) Full payment for the shares with respect to which such Option or portion thereof is exercised, which may be made (i) in cash, by certified check, or a combination thereof, (ii) to the extent permitted by the Committee, by delivery of previously owned Common Stock (if owned for at least six months and one day) or (iii) by a cashless exercise procedure as may be established by the Committee; and

         (c) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

         (d) Execution of all necessary Stockholders' Agreements, as determined by the Committee; and

         (e) If the Option or portion thereof shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

         SECTION 4.4. RIGHTS AND OBLIGATIONS UPON EXERCISE.

         (a) STOCKHOLDERS' AGREEMENT. Upon exercise of the Option, the rights and obligations set forth in the Stockholders' Agreements shall be applicable to all shares of Option Stock (including, but not limited to, the legend requirements and transfer restrictions set forth therein).

         (b) EXERCISE FOLLOWING SCHEDULED RETIREMENT. In the case of an Optionee whose Termination of Employment is due to Scheduled Retirement, any shares purchased upon the exercise of an Option following such Termination of Employment must be held for a period of at least 180 days or be forfeited; provided, however, that such shares may be purchased by the Company pursuant to
Section 5.1 below, the Stockholders' Agreement or any other agreement entered into pursuant to Section 7.3 of the Plan.

         SECTION 4.5. RIGHTS AS STOCKHOLDER. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder and the Company agrees to issue any such certificates no later than 30 days after exercise.

                                   ARTICLE V

                               PUT AND CALL RIGHTS
                               -------------------

         SECTION 5.1. REPURCHASE OF OPTIONS. In any case where the Optionee exercises his or her right (the "Put Right") to require the Company to purchase shares of Common Stock from the Optionee pursuant to Section 4.1 or 4.2, as applicable, of the Management Equity Rollover Agreement, dated November 9, 2000, between the Optionee and TCA Acquisition Corporation (the "Equity Agreement"), the Company shall also be required to pay the Optionee an additional amount equal to the excess, if any, of the Fair Market Value (as defined in the Equity Agreement) per share over the Option Price in respect of the termination of each outstanding exercisable Option then held by the Optionee. In addition, in any case where the Company exercises its right (the "Call Right") to purchase shares of Common Stock from the Optionee pursuant to Section 4.4 of the Equity Agreement, the Company shall also have the right to pay the Optionee an additional amount equal to the excess, if any, of the Fair Market Value per share over the Option Price in respect of the termination of each outstanding exercisable Option then held by the Optionee.

         SECTION 5.2. AMENDMENT OF REPURCHASE RIGHTS. Notwithstanding anything in Section 5.1 to the contrary, the Company may amend or otherwise modify the terms of the foregoing repurchase rights in the event that the provision of such repurchase rights would cause the Company to experience adverse accounting consequences; provided, however, that such terms may not be amended or otherwise modified without the consent of the Optionee in a manner that would impair any rights or obligations under this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

         SECTION 6.1. OPTION NOT TRANSFERABLE. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 6.1 shall not prevent transfers by will or by the applicable laws of descent and distribution.

         SECTION 6.2. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 6.2, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 6.2. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

         SECTION 6.3. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

         SECTION 6.4. AMENDMENT. This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

         SECTION 6.5. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ or service of the Company or any of its affiliates, or shall interfere with or restrict in any way the rights of the Company and its affiliates, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever.

         SECTION 6.6. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of New York applicable to contracts made and to be performed therein. Any action to enforce, which arises out of or in any way relates to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located within the States of New York or Ohio, as provided by law; and the parties consent to the jurisdiction of such court or courts located within the States of New York or Ohio and to service of process by registered mail, return receipt requested, or by any other manner provided by New York or Ohio law.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of ___________________, 2001.





                                           TRAVELCENTERS OF AMERICA, INC.


                                           By:_______________________________
                                           Name:
                                           Title:
OPTIONEE:



-------------------------------
[NAME]



Address:




Optionee's Taxpayer
Identification Number
(e.g. social security number):



------------------------------

                                   SCHEDULE 1
                                   ----------



NUMBER OF SHARES SUBJECT TO OPTION:*

         TIME OPTION                                 ______ [5/12]

         CLASS A PERFORMANCE OPTION                  ______ [2/12]

         CLASS B PERFORMANCE OPTION                  ______ [5/12]



         OPTION PRICE PER SHARE:                   $[______]





--------
* The number of Option Shares specified above is subject to adjustment (increase but not decrease) in the event the Optionee receives an allocation of shares from the discretionary option pool established by the Board of Directors as of January 1, 2001, and deemed granted as of the Grant Date specified herein. Such discretionary option pool shares shall be allocated annually (beginning in 2001) in equal installments over a period of five years. Any such allocation to the Optionee shall represent a PRO RATA portion of the discretionary pool shares that are allocated by the Committee with respect to a particular year following allocations for that year to new optionees added to the Plan as participants after January 1, 2001 (as a ratio of (A) one-fifth of the number of Option Shares granted to the Optionee to (B) one-fifth of the total number of shares subject to options, in each case not including the discretionary pool shares). Allocations from the discretionary pool shall be made pursuant to procedures established by the Committee.

         Pursuant to Article III of this Agreement, the number of Option Shares specified above also is subject to decrease and forfeiture in the event the Optionee experiences a Change in Status prior to the expiration of the Option. Any Option Shares so forfeited shall be added to the discretionary pool for allocation.

                                   SCHEDULE 2
                                   ----------



         In connection with the determination of an Oak Hill Return on a Measurement Date:

         VALUATION FOR PRIVATELY-HELD STOCK (PRIOR TO THE OCCURRENCE OF AN INITIAL PUBLIC OFFERING). The Board of Directors of the Company will (at the Company's expense) obtain a valuation from a nationally recognized independent investing banking firm, independent appraiser or other appropriate independent expert appointed by the Board of Directors; PROVIDED, that if any of the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, General Counsel or Senior Vice Presidents, collectively "Management" objects in writing to the valuation within 30 days of such valuation, the Board of Directors will (at the Company's expense) obtain a valuation from a second nationally recognized independent investment banking firm, independent appraiser or other appropriate independent expert reasonably acceptable to both the Board of Directors and the member of Management, as such expert's determination of fair value shall be conclusive and binding. If the member of Management and the Board of Directors cannot agree on the selection of such expert, the Company's independent accounting firm shall independently select, after consultation with the Board of Directors and the member of Management, an independent appraiser or other expert.

         VALUATION FOR PUBLICLY-REGISTERED STOCK (AFTER THE OCCURRENCE OF AN INITIAL PUBLIC OFFERING). Marketable Securities shall be valued by the Board of Directors of the Company on the basis of the average of their closing sale price on the principal securities exchange on which they are traded on each business day during the 60-day trading period leading up to and including the Measurement Date, or if the principal market for such Marketable Securities is, or is deemed to be, in the over-the-counter market, their average opening "bid" and "asked" prices on each business day during such period, as published by the National Association of Securities Dealers, Inc. Automated Quotation System, or if such price is not so published, the average mean between their opening "bid" and "asked" prices, if available, on each business day during such period, which prices may be obtained from any reputable broker or dealer.


------------
         In cases where Oak Hill actually sells the Marketable Securities and receives cash in connection with a Measurement Date, the valuation would be based on the cash received, net of expenses.